                                                                    Exhibit 10.3


                                    CTRC

                      CANCER THERAPY & RESEARCH CENTER


December 4, 1996


Mr. Richard L. Love                               By Telecopy
President
Ilex Oncology, Inc.
11550 IH 10 West, Suite 340
San Antonio, Texas  78230

       Loan Agreement Dated As Of November 18, 1994

Dear Mr. Love:

       The purpose of this letter is to evidence the agreement between Ilex Oncology, Inc. and CTRC Research Foundation that the Loan Agreement dated as of November 18, 1994 between Biovensa, Inc., as Borrower (which by change of its corporate name became Ilex Oncology, Inc.) and CTRC Research Foundation, as Lender, is terminated effective as of December 2, 1996 and that neither party shall, after that date, have any obligation or liability to the other under the Loan Agreement or under the Promissory Note of even date therewith in the original principal amount of $500,000. CTRC Research Foundation acknowledges and agrees that all indebtedness of Ilex Oncology, Inc. owed to CTRC Research Foundation under the Loan Agreement or the Note has been paid in full.

       If this letter correctly sets forth our agreement, please so indicate by signing the enclosed copy of this letter and returning it to us.


Very truly yours,

CTRC RESEARCH FOUNDATION


By:  /s/ David C. Spoor
   ----------------------------------------
       David C. Spoor
       Vice President and
       General Counsel

Agreed to this    5th    day of December, 1996
               ---------

ILEX ONCOLOGY, INC.


By:  /s/ R. L. Love
   ----------------------------------------
       Richard L. Love, President